Q4 and Fiscal Year 2021 Results Exhibit 99.2

Disclaimer Forward-Looking Statements Certain statements made in this presentation may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork Inc. (“WeWork”) believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, WeWork’s ability to refinance, extend, restructure or repay near and intermediate term debt; its indebtedness; its ability to raise capital through equity issuances, asset sales or the incurrence of new debt; retail and credit market conditions; impairments; its liquidity demand; changes in general economic conditions, including as a result of the COVID-19 pandemic; delays in customers and prospective customers returning to the office and taking occupancy as a result of the COVID-19 pandemic and the emergence of variants leading to a parallel delay in receiving the corresponding revenue; and WeWork's inability to implement its business plan or meet or exceed its financial projections. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. WeWork may update that discussion in its periodic reports or as otherwise required by law, but otherwise takes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise. Use of Data This presentation contains information concerning WeWork's solutions and WeWork's industry, including market size and growth rates of the markets in which WeWork participates, that are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports commissioned by WeWork and its internal sources. This information involves many assumptions and limitations. There can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made by third parties or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance of WeWork or modeling contained herein is not an indication as to future performance. WeWork has not independently verified any such third-party information. Similarly, other third-party survey data and research reports commissioned by WeWork, while believed by WeWork to be reliable, are based on limited sample sizes and have not been independently verified by WeWork. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which WeWork operates, and WeWork’s future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by WeWork. WeWork assumes no obligation to update the information in this presentation. Use of Non-GAAP Financial Metrics This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), including Adjusted EBITDA and Building Margin (including on a forward-looking basis). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. WeWork believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about WeWork. WeWork's management uses forward-looking non-GAAP measures to evaluate WeWork's projected financials and operating performance. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. India, China and Israel This presentation includes operating metrics (including number of locations, desks, and memberships) relating to WeWork's investments and operations in China and India, which are not consolidated. Therefore, the results of WeWork's operations in China and India are not reflected in the WeWork financial statements and projections set forth in this presentation on a line-by-line basis, as such operations are not conducted through consolidated subsidiaries or controlling interests of WeWork. In June 2021, WeWork closed a franchise agreement and transferred the building operations and obligations of its Israel locations to the franchisee. Israel results of operations have been included through May 2021, and excluded from subsequent projections. Unless otherwise explicitly specified in this presentation, India, China and Israel related metrics are excluded from all calculations. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of WeWork and other companies, which are the property of their respective owners. Preliminary Financial Information We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial information and metrics in this presentation are preliminary. These estimates are not a comprehensive statement of our financial position and results of operations. There is no assurance that we will achieve our forecasted results within the relevant period or otherwise. Actual results for Q4 2021 may differ materially from these estimates as a result of actual year-end results, the completion of normal year-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management’s review of our financial statements for the relevant period and the subsequent occurrence or identification of events prior to the filing of our financial results for the relevant period with the Securities and Exchange Commission.

Our mission is to empower tomorrow’s world at work Our Core Values Our Core Constituents Do the right thing. Strive to be better, together. Be entrepreneurial. Give gratitude. Be human, be kind. Colleagues Shareholders Partners Society Members

For all the ways you work, we’re here. Note: Metrics presented as of December 2021. Consolidated metrics include operations in the United States and Canada, Latin America, Europe, Japan, and Pacific regions. Systemwide metrics include consolidated regions as well as India, China, and Israel, which are not consolidated. 756 LOCATIONS 590k PHYSICAL MEMBERSHIPS 912k DESKS 624 LOCATIONS 469k PHYSICAL MEMBERSHIPS 746k DESKS Systemwide Consolidated LatAm USC China India EMEA Pacific Japan Israel 46k ALL ACCESS 45k ALL ACCESS Wholly-owned Consolidated JVs Unconsolidated Franchises

2019: $7B revenue opportunity $45.5B revenue opportunity $77B revenue opportunity Pre-COVID (Low) Pre-COVID (Mid) Pre-COVID (High) Post-COVID E-Commerce as % of retail sales in the U.S.(3) CBRE "Let's Talk About Flex" (2019). Reflects growth of U.S. Rentable Square Footage from year-end 2019 to 2030E. JLL “The impact of COVID-19 on flexible space” (2020). Digital Commerce 360 and U.S. Commerce Dept. In-store sales factor out the sale of items not normally purchased online, such as fuel, automobiles and sales in bars and restaurants. 2021-2030 projections based FTI Consulting “2021 Online Retail Forecast Report.” Flexible space is where retail was at the turn of the century Like e-Commerce in the early 2000s, flexible space is expected to reach critical mass over the next decade $105B revenue opportunity U.S. Flexible Workspace Penetration as % of 3.5B office supply RSF(1)(2)

Market WeWork Occupancy incl. SNO WeWork Physical Occupancy WeWork as a % of Market Stock(2) 2021 Traditional Market Square Feet Leased(3) 2021 WeWork Square Feet Leased(3) Equivalent % of 2021 Traditional Square Feet Leased(2) WeWork 2021 Leasing as a Multiple of Market Stock(4) United States 63% 63% ~0.5% 157m 14m 9% 21x Boston 63% 60% ~2% 4,300k 740k 17% 9x New York 65% 64% ~1% 23,800k 3,810k 16% 14x Miami 85% 91% ~1% 2,900k 420k 14% 19x San Francisco 69% 68% ~1% 9,500k 1,240k 13% 12x Europe 75% 69% ~0.5% 118m 9m 8% 20x London 70% 63% ~1% 8,600k 3,300k 39% 27x Dublin 85% 84% ~1% 1,600k 560k 34% 30x Paris 72% 66% ~1% 14,900k 1,250k 8% 13x Berlin 82% 73% ~0.5% 9,600k 570k 6% 23x Represents physical occupancy Please refer to "Market Share Methodology and Sources" for additional information on methodology and sources. WeWork leasing activity based on total new desks sold and renewed in each market multiplied by 60 rentable square feet per desk. WeWork’s 2021 equivalent percent of traditional leasing activity divided by estimated percent of office stock. Based on Full-Year 2021 leasing activity WeWork represents an outsized portion of demand

Our turnkey solution © 2022 WeWork. Traditional office lease costs WeWork provides companies of all sizes a comprehensive and flexible solution that saves money by minimizing up front costs and maximizing the value our membership fee. $ Property $ Utilities $ Design & construction $ FF&E $ Enhanced health & safety measures $ Basic Internet $ Cleaning $ Maintenance $ Security $ Pantry provisions All included in WeWork membership fee

63% of the Fortune 100 are WeWork members 47% of physical memberships are enterprise 26k SMB member organizations 2.3k Enterprise member organizations The world’s top companies trust WeWork All figures as of December 31, 2021. Logos used herein are the property of third parties and for informational purposes only and do not imply any endorsement by those companies of WeWork's company or products or vice versa.

Our space as a service solutions Dedicated desk Standard office Office suite Full-floor office / building Collaboration Hub Enjoy your own desk in a shared, private office with access to professional amenities and meeting rooms. Have a private office space with access to meeting rooms and professional amenities. Utilize office space designed for larger teams with available private amenities via add-ons. Secure a fully dedicated workspace with private amenities and add your personal branding. Collaboration Hubs are centered around “active” and “focus” areas to maximize efficiency while delivering productive workspaces for your teams. Ideal size: 1-5 people Term: Monthly or Annually Ideal size: 1-20 people Term: Monthly or Annually Ideal size: 20-100+ people Term: Monthly or Annually Ideal size: 100+ people Term: Monthly or Annually Ideal size: 20-100+ people Term: Monthly or Annually

Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY2021 Systemwide gross desk sales (SF sold)(1) 163k (9.8m SF) 202k (12.1m SF) 197k (11.8m SF) 217k (13.0m SF) 778k (46.7m SF) Consolidated gross desk sales (SF sold)(1) 120k (7.2m SF) 156k (9.4m SF) 153k (9.3 SF) 164k (9.9m SF) 593k (35.6m SF) Consolidated new desk sales (SF sold)(1) 60k (3.6m SF) 97k (5.8m SF) 84k (5.0m SF) 87k (5.2m SF) 329k (19.7m SF) Physical occupancy including SNO(2) 47% 53% 60% 66% 66% Enterprise as % of physical memberships 52% 52% 49% 47% 47% Average commitment length 21 mo. 22 mo. 21 mo. 20 mo. 20 mo. All Access memberships(3) 15k 20k 32k 45k 45k Note: See “Terms and Definitions” pages for definitions of gross desk sales, enterprise as % of physical memberships, physical occupancy including sold memberships, and All Access memberships. Assuming 60 square feet per desk sold. Includes an incremental 8k in Q1 2021, 21k in Q2 2021, 30k in Q3 2021 and 21k in Q4 2021 net memberships that have been sold and are under contract to move-in in a future period, or move out within the next two months. Q1 and Q2 occupancy represents physical only. All Access memberships includes 4k other legacy memberships. FY 2021 market overview

Physical Occupancy WeWork is a separate channel of distribution Note: See “Terms and Definitions” pages for definitions of Physical Occupancy, Physical Occupancy including SNO and Physical Membership Monthly ARPM Physical Membership Monthly ARPM 45% 63% Q4’19 ARPM: $542 International Consolidated US 1/1 2/1 3/1 4/1 5/1 6/1 7/1 8/1 9/1 10/1 11/1 12/1 Q1’21 Q2’21 Q3’21 $500 $482 $485 Q4’21 $484

WeWork Access

Products

WeWork On Demand

Bookable workspaces around the world by the hour



Pay-as-you-go

Choose from over 320+ locations in 70+ major cities through the WeWork app.

Global locations: 70+ cities

Term: Hourly or daily

WeWork All Access

Monthly membership unlocks 500+ locations worldwide



Monthly membership

Book workspace through the WeWork app, and unlock access to over 500+ WeWork locations around the world.

Global locations: 500+

Term: Monthly

All Access Memberships


15k
20k
32k
45k

	Q1'21	Q2'21	Q3'21	Q4'21
Revenue	$9m	$13m	$20m	$29m
ARPM	$204	$235	$239	$232

11

Total Revenue $598 $9 $589 Q1’21 $593 $13 $580 Q2’21 $661 $20 $641 Q3’21 Space-as-a-Service WeWork Access $718 $29 $689 Q4’21 Q1’20 Q2’20 Q3’20 Q4’20 Q4’19 $666 $741 $814 $988 $919 $869 Q3’19 US$ millions $756 Q2’19 $686 Q1’19 Note: Space-as-a-Service revenue calculated as total revenue less revenue attributable to All Access & On Demand memberships. Includes unconsolidated location management fee revenue and revenue attributable to our legacy venture businesses

2020 and 2021: Optimized cost structure and core business

~$1.5B

SG&A Expense Savings[1]

~$600M

OpEx Savings[2]

$500M+

Savings from 210+ Lease Exits and 420+ Amendments[3]

conductor
FLATIRON SCHOOL
meetup
SPACIOUS
teem
waltz

Exited Non-Core Businesses

1. As of Q4 2021 as compared to Q4 2019. Expenses reflect adjusted SG&A expense, excludes stock based compensation.
2. As of Q4 2021 as compared to Q4 2019 on a per square foot basis. Excludes stock based compensation, indirect location operating expenses and venture expenses.
3. Lease restructurings and renegotiations as of Q4 2021. Savings include rent and tenancy expenses.

13

wework

© 2022 WeWork.

Building Margin

US$ millions



Building Margin(1)
Physical Occupancy
81%
83%
80%
73%
67%
58%
50%
45%
47%
50%
56%
63%(2)
$124
$138
$147
$161
$113
($2)
($144)
($183)
($209)
($192)
($103)
($9)
Building Margin positive in December '21
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
% Building Margin	21%	21%	20%	19%	13%	(0%)	(22%)	(30%)	(36%)	(34%)	(16%)	(1%)

Note: See "Terms and Definitions" pages for definition of Building Margin, which is a Non-GAAP measure. See "GAAP to Non-GAAP reconciliations" page for reconciliation to GAAP metrics. Excludes ChinaCo from all historical periods.

1. Building Margin is a non-GAAP measure we define as membership and services revenue, excluding management fees earned at our Unconsolidated Locations, less location operating expenses, before depreciation and amortization, stock-based compensation and certain indirect location operating overhead. Please refer to the appendix for a reconciliation to the closest GAAP metric.
2. Consolidated physical occupancy was 63% as of December 2021. Consolidated physical occupancy including signed but not occupied memberships was 66%.
3. WeWork was Building Margin positive on a consolidated basis for the first time since pre-pandemic, in Q1 2020

14

Building Margin Definition

Membership and services revenue

- Monthly fees and incremental services revenue
- Excludes revenues associated with franchise agreements

Adj. location operating expenses:

- Lease cost
- Direct other location expenses

Key Drivers Moving Forward:

- Continued increase in Physical Occupancy
- Continued growth in All Access
- ARPM growth
- Additional services revenue
- Operating cost discipline as occupancy continues to improve

Distribution of Markets by Physical Occupancy (n=94) Note: Building Margin is a non-GAAP measure we define as membership and services revenue, excluding management fees earned at our Unconsolidated Locations, less location operating expenses, before depreciation and amortization, stock-based compensation and certain indirect location operating overhead. Please refer to the appendix for a reconciliation to the closest GAAP metric. Building Margin by market The 33 markets with >70% occupancy have an average occupancy of 82% and average Building Margin of 28% Physical Desks % of Capacity % of Membership & Services Revenue Building Margin % 1 >10% 1k n/m 0% n/m 7 >30% 15k 2% 1% (64%) 14 >40% 117k 16% 12% (30%) 23 >50% 164k 22% 13% (37%) 0 >20% - - - - 16 >60% 250k 33% 41% (7%) 17 >70% 114k 15% 14% 20% 9 >80% 65k 9% 13% 33% 7 90% 22k 3% 4% 41%

US$ millions Note: See “Terms and Definitions” pages for definition of Adj. EBITDA, which is a Non-GAAP measure. See “GAAP to Non-GAAP reconciliations” page for reconciliation to GAAP metrics ($446) ($449) ($356) ($472) ($492) ($397) ($538) ($577) ($465) ($362) ($393) Q1’21 Q2’21 Q3’21 Q4’21 Q1’20 Q2’20 Q3’20 Q4’20 Q4’19 Q3’19 Q2’19 Q1’19 ($283) Adj. EBITDA

Summary of key metrics $484 average revenue per member (ARPM) 45k All Access memberships 66% occupancy including sold not occupied memberships ($9m) Building Margin ($283m) Adjusted EBITDA ($467m) Free Cash Flow 746k desk capacity For the fourth quarter ended December 31, 2021

Cash and Commitments Cash as of 12/31/21 $550M Sr. Secured Notes Facility Unused LC Capacity Cash and Commitments Incl. Unused LC Capacity Q4 2021 liquidity $924M $550M $1,474M $500M $1,974M US$ millions

Capitalization table On December 6, 2021, the Company executed the Third Amendment to the Credit Agreement. As amended, the 2020 LC Facility terminates on February 10, 2024 and reduces to $1.25 billion beginning on February 10, 2023. As of December 31, 2021, $1.25B of standby letters of credit were outstanding under the 2020 LC Facility. The Company has also entered into various other letter of credit arrangements, the purpose of which is to guarantee payment under certain leases entered into by JapanCo and PacificCo, totaling $8.1 million outstanding. On December 16, 2021, the Company, WW Co-Obligor Inc. and the Note Purchaser entered into an amendment to the A&R NPA pursuant to which the Note Purchaser agreed to extend its commitment to purchase up to an aggregate principal amount of $500.0 million of the Amended Senior Secured Notes that may be issued by the Company from February 12, 2023 to February 12, 2024. The Amended Senior Secured Notes will mature on February 12, 2024. The Company has the ability to draw until February 12, 2024. As of December 31, 2021 $US millions Coupon Maturity Amount Pro forma cash $924 $1.75B / $1.25B Senior Secured LC Facility (1) (2) 5.600% 2/10/2024 - $550 / 500M Senior Secured Notes (3) 7.500% 2/12/2024 - JapanCo Debt 2.500% - 3.000% Various $35 Pro forma total secured debt $35 Senior Unsecured Notes 7.875% 5/1/2025 $669 Senior Unsecured Notes (Series II) 5.000% 7/10/2025 $550 Senior Unsecured Notes (Series I) 5.000% 7/10/2025 $1,650 Pro forma total funded debt $2,904 Pro forma net funded debt $1,980

Out of the ~$19 billion in present value of WeWork’s total lease obligations, the Company only provides direct credit support for ~$6 billion in the form of corporate guarantees, letters of credit, and surety bonds Though heavily dependent on the nuances of individual leases, this direct credit support represents approximately 2-3 years of ~15 year building leases As of December 31, 2021 Current lease security ~$6 billion Current lease security Present value of total fixed leases ~$19 billion ~$3 billion Projected lease security in 5 years

WeWork expects consolidated revenue of $740 - 760 million in Q1 2022 and $775 - 825 million in Q2 2022 Consolidated unless otherwise specified 2021A 2022E Physical Memberships Physical Occupancy % Consolidated Revenue Adj. EBITDA Desk Capacity 469k 63% $2.6bn ($1.5bn) 746k 580 - 620k 75% - 80% ($0.4 - $0.5bn) $3.35 - 3.50bn 760 - 780k Note: See “Terms and Definitions” pages for definition of Adj. EBITDA, which is a Non-GAAP measure. See “GAAP to Non-GAAP reconciliations” page for reconciliation to GAAP metrics. Systemwide Location membership and service revenues represents the results of all locations regardless of ownership, including Consolidated and Unconsolidated Locations. 2021A calculated as purchases of property. plant and equipment of $297 million less cash received for operating lease incentives (TA receivables) of $405 million. 2022E calculated as gross capex of $450 million, maintenance capex of $120 million less cash received for operating lease incentives (TA receivables) of $270 million. FY 2022 outlook Systemwide Revenue $2.9bn $3.8 - 4.0bn

© 2022 WeWork. Appendix

As of Q4'21, Consolidated includes all regions with WeWork locations outside of China, India and Israel China was included in Consolidated KPIs through Q3'20 Israel was included in Consolidated KPIs through Q1'21 Key performance indicators China included in Consolidated through Q3’20 Israel included in Consolidated through Q1’21

Note: Financial information and metrics are excluding ChinaCo in all time periods. See “Terms and Definitions” pages for definition of Building Margin and “GAAP to Non-GAAP reconciliations” page for reconciliation of Adj. EBITDA and Building Margin to the closest GAAP metrics Quarterly financial results US$ millions

GAAP to non-GAAP reconciliation US$ millions

Overall Business Definitions: Space-as-a-Service: WeWork’s existing flexible workspace business, including incremental growth for WeWork’s flexible workspace business. Includes revenues associated with asset-light management or franchise agreements with landlords where WeWork operates the space in exchange for a fee. Included in Membership and Services revenue in our consolidated financial statements. WeWork Access: On Demand pay-as-you-go or All Access monthly membership providing an individual with access to over 700 WeWork locations. Included in Membership and Services revenue in our consolidated financial statements WeWork Workplace: turnkey third-party flexible workspace management solution leveraging WeWork’s property and technology platform. SMB: organizations with less than 500 full-time equivalent employees Enterprise: organizations with greater than 500 full-time equivalent employees Operating KPIs: Locations: represents the estimated number of open locations. A location is considered open when it begins to generate revenue. Total Workstations: represents the estimated number of workstations available at open locations (may also be referred to as ‘Desks’ or ‘Physical Workstations’). Physical Memberships: are the number of WeWork physical memberships. Physical Occupancy: is the number of physical memberships divided by total workstations. Physical Occupancy Including Sold Not Occupied (“SNO”) Memberships: physical memberships in addition to net memberships that have been sold and are contracted to move-in in a future period or move out within the next two months, divided by total workstations. Physical Enterprise Membership: represents physical memberships attributable to enterprise members. Enterprise membership percentage represents the percentage of our memberships attributable to these organizations. Physical Membership Average Revenue per Membership (“ARPM”): membership and services revenue less revenue attributable to All Access and OnDemand memberships and unconsolidated management fee revenue, divided by average cumulative physical memberships in the period. Includes Core Leased and Marketplace revenues. All Access & Other Legacy Memberships: includes All Access monthly subscription memberships and Other Legacy Memberships. Other Legacy Memberships provide user login access to the WeWork member network online or via the mobile app as well as access to service offerings, among other benefits. New Desk Sales: new members that have signed a contract for now or at a future move-in date and existing members who have signed a contract resulting in additional desk sales now or at a future date. Gross Desk Sales: include new desk sales and renewals. Renewals include all members previously on commitment who continue their membership on a commitment. Renewals do not include month-to-month members. Average Commitment Length: represents base contract terms, excluding the impact of any extension and / or termination options. The commitment lengths disclosed may include periods for which members have an option to terminate their commitments with a less than 10% penalty. Terms and definitions

Terms and definitions (cont’d) Financial Metrics: Systemwide Revenue: systemwide Location membership and service revenues represents the results of all locations regardless of ownership, including Consolidated and Unconsolidated Locations. Location Operating Expenses: include the day-to-day costs of operating an open location and exclude pre-opening costs, depreciation and amortization and sales and marketing, which are separately recorded. Lease Cost: is recognized on a straight-line basis over the life of the lease term in accordance with GAAP and is the most significant component of location operating expenses Direct Other Location Expenses: include utilities, ongoing repairs and maintenance, cleaning expenses, office expenses, security expenses, credit card processing fees and food and beverage costs. Direct location operating expenses also include personnel and related costs for the teams managing our buildings. Indirect Other Location Expenses: include certain expenses that are necessary to operate our buildings but not directly tied to an individual building. Examples of these expenses include certain regional management and teams managing member relations, new member sales and facilities management. Pre-Opening Expense: consist of expenses (including all lease costs, which also include non-cash GAAP straight-line lease cost) incurred before a location opens for member operations. Excludes depreciation and amortization expense and stock-based compensation expense. SG&A: consist of sales and marketing, general and administrative and sourcing, development and other expenses, and certain community support expenses that are necessary to operate our buildings but not directly tied to an individual building. Excludes depreciation and amortization expense, stock-based compensation expense, expense related to stock-based payments for services rendered by consultants, expense related to costs associated with mergers, acquisitions divestitures, and capital raising activities, legal, tax, and regulatory reserves or settlements, and legal expenses related to regulatory investigations and litigations arising from the 2019 withdrawn IPO. Building Margin: is a non-GAAP measure we define as membership and services revenue, excluding management fees earned at our Unconsolidated Locations, less location operating expenses, before depreciation and amortization, stock-based compensation and certain indirect location operating overhead expenses. Adj. EBITDA: is a non-GAAP measure we define as net loss before income tax (benefit) provision, interest and other (income) expenses, net, depreciation and amortization expense, restructuring and other related cost, impairment /(gain on sale) of goodwill, intangibles and other assets, stock-based compensation expense, stock-based payments for services rendered by consultants, change in fair value of contingent consideration liabilities, legal, tax and regulatory reserves and settlements, legal costs incurred by the Company in connection with regulatory investigations and litigation, and expenses related to costs associated with mergers, acquisitions, divestitures and capital raising activities.

Market share methodology and sources

Market	% Market Stock Source as of Q4 2021	Market Square Feet Leased in FY 2021 Source
United States	Total United States commercial office square footage of 4,333m per Jones Lang LaSalle	United States leasing activity of 157m square feet per Jones Lang LaSalle estimate
Boston	Total Boston commercial office square footage of 67m per Jones Lang LaSalle	Boston leasing activity of 4.3m square feet per Jones Lang LaSalle estimate
New York	Total Manhattan commercial office square footage of 408m per Cushman & Wakefield estimate	Manhattan leasing activity of 23.8m square feet per Cushman & Wakefield estimate
Miami	Total Miami area commercial office inventory of 41m square feet per Jones Lang LaSalle estimate	Miami leasing activity of 2.9m square feet per Jones Lang LaSalle estimate
San Francisco	Total San Francisco, Silicon Valley, and Oakland commercial office square footage of 200m per Jones Lang LaSalle estimate	San Francisco, Silicon Valley, and Oakland estimated leasing activity of 9.5m square feet per Jones Lang LaSalle estimate
Europe	Total Europe Market stock based on the sum of 22 markets where WeWork operates, using Cushman and Wakefield, JLL, and Immostat research totaling 2,560m square feet	Total Europe leasing activity based on the sum of 22 markets where WeWork operates, using Cushman and Wakefield, JLL, and Immostat Research totaling 118m square feet leased
London	Total Central London commercial office square footage of 283m per Cushman and Wakefield	Central London leasing activity of 8.6m square feet per Cushman and Wakefield Estimate
Dublin	Total Dublin commercial office square footage of 46m per Jones Lang LaSalle	Dublin leasing activity of 1.60m square feet per Jones Lang LaSalle estimate
Paris	Total Paris CBD and La Defense commercial office square footage of 226m estimate	Paris CBD and La Defense estimated leasing activity of 14.9m square feet per Immostat
Berlin	Total Berlin commercial office square footage of 227m per Jones Lang LaSalle	Berlin leasing activity of 9.6m square feet per Jones Lang LaSalle estimate

28
wework
© 2022 WeWork.